EXHIBIT 99.2

EXECUTION COPY

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is dated as of March 26, 2004 by and among SPECTRX, INC., a Delaware corporation located at 6025A Unity Drive, Norcross, Georgia 30071 (the "Company"), and the various purchasers identified and listed on Schedule 1 attached hereto (each referred to herein as a "Purchaser", and collectively as the "Purchasers").

SECTION 1.

Sale of Preferred Stock and Warrants

The Company and Purchasers covenant and agree as follows:

1.1. Authorization of Preferred Shares. The Company will, prior to the Closing (as defined below), authorize the sale and issuance of up to 510,000 shares of its Series A Convertible Preferred Stock, par value $.001 per share (the "Preferred Stock"), having the rights, privileges and preferences as set forth in the Certificate of Designations (the "Designations") in the form attached to this Agreement as Exhibit A

1.2. Sale and Issuance of Preferred Shares. Subject to the terms and conditions hereof, the Company will issue and sell to the Purchasers, and the Purchasers will buy from the Company, a total of 488,504 shares of Preferred Stock for the purchase price of $15.00 per share, with each Purchaser purchasing the number of shares of Common Stock for the aggregate purchase price indicated opposite such Purchaser's name on Schedule 1 attached hereto (the "Purchase Price"). The shares of Preferred Stock to be issued and sold by the Company and purchased by the Purchasers pursuant to this Agreement are herein referred to as the "Preferred Shares." The Purchase Price shall be paid in cash by wire transfer of immediately available funds as directed by the Company, or in the case of any Purchaser who holds one of the Company's Bridge Notes issued February 6, 2004, such Purchaser will pay such Purchaser's Purchase Price by the delivery to the Company of such Purchaser's Bridge Note and the reduction of the principal sum due thereunder by such Purchase Price constituting a prepayment of such note (the holders of Bridge Notes are indicated on Schedule 1 and the balance of the principal due under such notes (after such reduction), and all accrued interest shall be paid at Closing in cash by check or wire transfer by the Company).

1.3. Warrants. As an inducement for the Purchasers to purchase the Preferred Shares, subject to the terms and conditions hereof, the Company will issue to each Purchaser (a) a warrant in the form attached hereto as Exhibit B-1 and (b) a warrant in the form attached hereto as Exhibit B-2, in each case, providing such Purchaser with the right to purchase a number of shares of Common Stock indicated on Schedule 1 for such Purchaser (collectively the "Warrants").

1.4. Private Offering. The Preferred Shares will be offered and sold, and each Warrant will be issued, to the Purchasers without registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act.

1.5. Registration Rights. The Purchasers will be entitled to the benefits of a Registration Rights Agreement, to be dated as of the date of the Closing (as attached hereto as Exhibit C, the "Registration Rights Agreement"), by and among the Company and the Purchasers. Pursuant to the Registration Rights Agreement, the Company will file with the Securities and Exchange Commission (the "SEC" or the "Commission") a shelf registration statement pursuant to Rule 415 under the Securities Act relating to the resale by the Purchasers of the shares of Common Stock (i) issuable upon conversion of the Preferred Shares by the Holders thereof in accordance with the terms of the Designations (such shares, the "Conversion Shares"), (ii) issuable as dividends payable in respect of the Preferred Shares, and (iii) issuable upon exercise of the Warrants (such shares, the "Warrant Shares").

SECTION 2.

Closing; Delivery

2.1. Closing. The closing of the purchase and sale of the Preferred Shares and issuance of the Warrants hereunder (the "Closing") shall be held at the executive offices of the Company, or at such other place upon which the Company and the Purchasers shall agree. The Closing shall occur simultaneously with or immediately after the execution and delivery of this Agreement by the Purchasers and the Company, or on such later date as the Company and the Purchasers may agree.

2.2. Delivery. At the Closing, the Company will deliver to each Purchaser (i) a certificate or certificates registered in the name of such Purchaser for the number of Preferred Shares to be purchased by such Purchaser as indicated on Schedule 1 against payment of the purchase price therefor by wire transfer per the Company's wiring instructions and (ii) Warrants as described in Section 1.3 herein. In addition, at the Closing, the Company and the Purchasers shall execute and deliver the Registration Rights Agreement.

SECTION 3.

Representations and Warranties of the Company

The Company represents and warrants to each Purchaser as follows:

3.1. Organization and Standing; Articles and By-Laws. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. The Company has requisite power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted. The Company is not presently qualified to do business as a foreign corporation in any jurisdiction other than Georgia, and the failure to be so qualified does not and will not have a material adverse effect on the Company's business as now conducted. The Company has furnished to each of the Purchasers true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's Bylaws, as in effect on the date hereof (the "Bylaws"), and true, complete and accurate copies of all documents evidencing all classes of securities convertible into or exchangeable or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

3.2. Corporate Power. The Company has all requisite legal and corporate power and authority to execute and deliver this Agreement, the Registration Rights Agreement and the Warrants (collectively, the "Transaction Documents"), to sell and issue the Preferred Shares and issue the Warrants, to issue the Warrant Shares and the Conversion Shares, and to carry out and perform its obligations under the terms of the Transaction Documents.

3.3. Subsidiaries. Except as indicated on Schedule 3.3, the Company has no subsidiaries or affiliated companies and does not otherwise own or control, directly or indirectly, any equity interest in any corporation, association or business entity.

3.4. Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 50,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock, of which 525,000 shares of Preferred Stock has been designated as Redeemable Convertible Preferred Stock (the "Abbott Preferred Stock") and 510,000 shares of which has been designated as the Preferred Stock. As of February 29, 2004, there are 11,417,214 shares of Common Stock issued and outstanding and 525,000 shares of Abbott Preferred Stock issued and outstanding and no other shares of capital stock which are issued and outstanding. As of February 29, 2004, there are options outstanding issued by the Company to purchase an aggregate of 1,531,879 shares of Common Stock and warrants (the "Existing Warrants") outstanding issued by the Company to purchase an aggregate of 1,207,127 shares of Common Stock. All of the outstanding shares of Common Stock and Abbott Preferred Stock are duly authorized, validly issued, fully paid and nonassessable, and were issued in material compliance with applicable federal and state securities laws, including exemptions therefrom, and none of such issuances were made in violation of any pre-emptive or other rights. The Company has reserved 138,754 shares of the Common Stock for issuance upon conversion of the Abbott Preferred Stock, 1,644,741 shares of the Common Stock for issuance pursuant to its stock option plans, 123,939 shares of the Common Stock for issuance pursuant to the Company's 1997 Employee Stock Purchase Plan, and 1,207,127 shares of the Common Stock for issuance upon exercise of the Existing Warrants. Except as set forth above, there are no options, warrants or other rights (including conversion or pre-emptive rights) or agreements outstanding to purchase any of the Company's authorized and unissued capital stock. Since February 29, 2004, there have been no changes in the capitalization of the Company as set forth in this Section 3.4, other than changes in the number of shares of Common Stock outstanding and options to purchase Common Stock outstanding occurring solely by virtue of exercise or cancellation of options to purchase Common Stock held by employees of the Company occurring after such date.

3.5. Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of the Transaction Documents by the Company, the sale and issuance of the Preferred Shares and the Warrants, upon conversion of the Preferred Shares in accordance with the Designations, the authorization, issuance and delivery of the Conversion Shares, and, upon exercise of the Warrants in accordance with their terms, the authorization, issuance and delivery of the Warrant Shares, and the performance of all of the Company's obligations under the Transaction Documents has been taken or will be taken prior to the Closing. Each of the Transaction Documents, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies (the "Enforceability Limitations"). The Preferred Shares, when issued as contemplated hereby, will be validly issued, fully paid, nonassessable and free and clear of all pledges, liens, encumbrances and restrictions created by the Company. The Conversion Shares and the Warrant Shares, when issued in compliance with the provisions of the Designations or the Warrants, as applicable, will be validly issued, fully paid, nonassessable and free and clear of all pledges, liens, encumbrances and restrictions created by the Company. The Company has (or will have prior to the Closing) reserved 5,100,000 shares of Common Stock for issuance upon exercise of the Warrants, and such shares shall remain so reserved as long as the Warrants are exercisable. The Company has (or will have prior to the Closing) reserved 5,100,000 shares of Common Stock for issuance upon conversion of the Preferred Stock, and such shares shall remain so reserved as long as any shares of the Preferred Stock remain outstanding.

3.6. Reports and Financial Statements. Each of (a) the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003, (b) the Company's Annual Report on Form 10-K for the year ended December 31, 2002, (c) the definitive proxy statement for the Company's 2003 annual meeting of stockholders and (d) any Current Reports on Form 8-K filed with the Commission by the Company since January 1, 2003 (as such documents have since the time of their filing been amended or supplemented, the "SEC Reports") (i) was timely filed and complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case, at the time of filing (or the time of subsequent amendment or supplement, in the case of any SEC Reports that have been subsequently amended or supplemented). The audited consolidated financial statements and unaudited interim consolidated financial statements (including, in each case, the notes, if any, thereto) included in the SEC Reports complied in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by Form 10-Q of the SEC) and fairly present (subject, in the case of the unaudited interim financial statements, to year-end audit adjustments and the absence of notes thereto) the consolidated financial position of the Company as at the respective dates thereof and the consolidated results of its operations and cash flow for the respective periods then ended.

3.7. Integration. Neither the Company nor anyone acting on its behalf has, directly or through any agent during the six-month period ending on the date of this Agreement, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) in a manner that would cause the offer and sale of the Preferred Shares and issuance of the Warrants, or issuance of Warrant Shares or Conversion Shares, not to be entitled to the exemption afforded by Rule 506 of Regulation D, or under Section 4(2) of the Securities Act.

3.8. Public Offering. Neither the Company nor anyone acting on its behalf has engaged, in connection with the sale of the Preferred Shares or issuance of the Warrants, the Conversion Shares or the Warrant Shares, (i) in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (ii) in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

3.9. Enforceability of Registration Rights. The Registration Rights Agreement has been duly authorized by the Company and, when duly executed and delivered by the Company (assuming the due authorization, execution and delivery thereof by the other parties thereto), will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with the terms thereof, except as such enforceability may be limited by (i) the Enforceability Limitations, and (ii) as to rights of indemnification and contribution, by principles of public policy or federal or state securities laws relating thereto.

3.10. No Material Adverse Changes. Since September 30, 2003, there has been no (i) material adverse change in the business, results of operations, assets, prospects, or financial condition of the Company, taken as a whole, whether or not arising in the ordinary course of business, or (ii) dividend or distribution of any kind declared, paid or made by the Company on its capital stock.

3.11. No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated in the Transaction Documents do not and will not (i) conflict with or violate any provision of the Certificate of Incorporation or Bylaws of the Company, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to other Persons (as defined in Section 3.12) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, license or instrument (evidencing a Company debt or otherwise) to which the Company is a party or by which any property or asset of the Company is bound or affected or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject or by which any material property or asset of the Company is bound or affected.

3.12. Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, regulatory or self regulatory agency, individual, partnership, corporation, limited liability company, joint stock company, association, trust, or unincorporated organization (each a "Person") in connection with the execution, delivery and performance by the Company of the Transaction Documents other than (i) the filing of a registration statement with the Commission, which shall be filed in accordance with and in the time periods set forth in the Registration Rights Agreement and (ii) any filings, notices or registrations under applicable state securities laws (collectively, the "Required Approvals").

3.13. Litigation; Proceedings. There is no action, suit, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its assets or properties before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) or any arbitrator, which (i) adversely affects or challenges the legality, validity or enforceability of the Agreement, (ii) could reasonably be expected to, individually or in the aggregate, have or result in a material adverse effect on the business, results of operations, assets, prospects, or financial condition of the Company, taken as a whole (a "Material Adverse Effect") or (iii) if adversely decided, could reasonably be expected to have a material adverse effect on the issuance of the Preferred Shares, the Warrants, the Conversion Shares or the Warrant Shares, or the consummation of the transactions contemplated by the Transaction Documents.

3.14. No Default or Violation. Except for those that would not, individually or in the aggregate, result in a Material Adverse Effect or have a material adverse effect on the execution and delivery of, and the performance and compliance with the Transaction Documents, the Company is not in (i) default under or in violation of any indenture, loan or other credit agreement or any other agreement or instrument to which it is a party or by which it or any of its assets or properties is bound, (ii) violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court, arbitrator or governmental authority applicable to it, or (iii) violation of any law, statute, ordinance, rule or regulation of any governmental authority to which it is subject. The Company is not in default under or in violation of its certificate of incorporation or bylaws. The business of the Company is not being conducted, and shall not be conducted, in violation of any law, statute, ordinance, rule or regulation of any governmental authority, except where such violations have not resulted or are not reasonably likely to result, individually or in the aggregate, in a Material Adverse Effect or a material adverse effect on the execution and delivery of, and the performance and compliance with the Transaction Documents. The Company is not in breach of any agreement where such breach, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect or have a material adverse effect on the execution and delivery of, and the performance and compliance with the Transaction Documents.

3.15. Broker's Fees. Except as set forth on Schedule 3.15, no fees or commissions or similar payments with respect to the transactions contemplated by the Transaction Documents have been paid or will be payable by the Company to any broker, financial advisor, finder, investment banker or bank. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.15 that may be due in connection with the transactions contemplated by the Transaction Documents.

3.16. Intellectual Property Rights. The Company owns or possesses adequate rights or licenses to use all trademarks, trademark applications, trade names and service marks, whether or not registered, and all patents, patent applications, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and intellectual property rights (collectively, "Intellectual Property Rights") which are material to the business of the Company, as now conducted or as proposed to be conducted and as described in the SEC Reports. To the knowledge of the Company, it has not infringed and is not infringing on any of the Intellectual Property Rights of any Person and, except as disclosed in the Company's SEC Reports, there is no claim, action or proceeding which has been made or brought, or to the Company's knowledge, is being made, brought or threatened, which involves any Intellectual Property Rights of the Company or infringement or alleged infringement by the Company of any Intellectual Property Rights of any Person. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its Intellectual Property Rights. The Intellectual Property Rights of the Company are valid and enforceable.

3.17. Registration Rights; Rights of Participation. Except as described on Schedule 3.17, (i) the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which have not expired or been satisfied or terminated and (ii) no Person, including, but not limited to, current or former stockholders of the Company, underwriters, brokers or agents, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.

3.18. Title. The Company has good and marketable title in fee simple to all real property and personal property owned by it which is material to the business of the Company, in each case free and clear of all liens and encumbrances, except for liens that do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company. Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and facilities by the Company.

3.19. Permits. The Company possesses all certificates, authorizations, licenses, easements, consents, approvals, orders and permits necessary to own, lease and operate its properties and to conduct its business as currently conducted, except where the failure to possess such permits could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect (collectively, "Material Permits"), and there is no claim, action or proceeding pending, or, to the knowledge of the Company, threatened relating to the revocation, modification, suspension or cancellation of any Material Permit. The Company is not in conflict with, in default under, or in violation of, any Material Permit.

3.20. Environmental. Except as described in the SEC Reports or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (i) the Company is in compliance with and not subject to any known liability under applicable Environmental Laws (as defined below), (ii) the Company has made all filings and provided all notices required under any applicable Environmental Law, and has, and is in compliance with, all permits required under any applicable Environmental Laws and each of them is in full force and effect, (iii) (a) there is no pending civil, criminal or administrative action, or pending hearing or suit, (b)  the Company has not received any demand, claim, or notice of violation and (c) to the knowledge of the Company, there is no investigation, proceeding, notice or demand letter or request for information threatened against the Company in the case of (a), (b) and (c), under any Environmental Law, (iv) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Company, (v) the Company has not received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or any comparable state law, (vi) no property or facility of the Company is (a) listed or, to the knowledge of the Company, proposed for listing on the National Priorities List under CERCLA or is (b) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any state or local governmental authority.

For purposes of this Agreement, "Environmental Laws" means all applicable federal, state and local laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, relating to pollution or protection of public or employee health and safety or the environment, including, without limitation, laws relating to (i) emissions, discharges, releases or threatened releases of Hazardous Materials (as defined below) into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of Hazardous Materials, and (iii) underground and above ground storage tanks and related piping, and emissions, discharges, releases or threatened releases therefrom. The term "Hazardous Material" means (a) any "hazardous substance," as defined in the Comprehensive Environmental Response, the Resource Conservation and Recovery Act, as amended, (b) any "hazardous waste," as defined by the Resource Conservation and Recovery Act, as amended, (c) any petroleum or petroleum product, (d) any polychlorinated biphenyl and (e) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance.

3.21. Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the business in which the Company is engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverages as and when such coverages expire or to obtain similar coverage from similar insurers as may be necessary to continue its business, at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company, taken as a whole.

3.22. Tax Status. The Company has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith. There are no unpaid taxes in any material amount claimed to be due from the Company by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim

3.23. Accounting Controls. The Company and its subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.24. Sarbanes-Oxley Act. The Company is in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated in connection therewith, including Section 402 related to loans.

3.25. Eligibility for Form S-2. The Company is eligible to register on Form S-2, or a successor form, the offer and resale of the Conversion Shares and the Warrant Shares.

3.26. Investment Company Status. The Company is not and upon consummation of the sale of the Preferred Stock and Warrant Shares will not be an "investment Company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

SECTION 4.

Covenants of the Company

The Company hereby covenants with the Purchasers as follows:

4.1. Integration. Neither the Company nor anyone acting on its behalf will offer, sell or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) in a manner that would cause the offer and sale of the Preferred Shares and the issuance of the Warrants contemplated hereby (or issuance of the Conversion Shares or the Warrant Shares) to fail to be entitled to the exemption afforded by Rule 506 of Regulation D, or under Section 4(2) of the Securities Act.

4.2. Board Rights. By execution of this Agreement, each of the Purchasers (other than SF Capital Partners) hereby irrevocably appoints Easton Hunt Capital Partners, LP ("Easton") and ProMed Asset Management, LLC ("ProMed"; Easton and ProMed, together with their respective affiliates, being referred to herein as the "Co-Lead Investors") as its joint proxy to vote its respective shares of the Preferred Stock as set forth in the next succeeding sentence in any and all elections of the two (2) directors that the holders of the Preferred Stock, voting together as a single class, may be entitled to elect in accordance with Section (d) of the Designations (it being understood that the request required by such Section (d) as a pre-condition to the right of the holders of Preferred Stock to elect two directors, as expressly provided for therein, shall be made or not made in the sole discretion of the Co-Lead Investors). Such proxy is hereby acknowledged by each of the Purchasers to be deemed coupled with an interest and irrevocable, and is given on the condition that each of Easton and ProMed, in all such elections of directors, vote all of the shares of Preferred Stock held by each of them, and all of the shares over which they have a proxy, for one nominee to be designated by Easton and one nominee to be designated by ProMed and that, if elected as provided herein, Easton or ProMed, as the case may be, shall use its reasonable best efforts to cause its respective nominee to resign from the Company's Board of Directors promptly following such individual's ceasing to be employed by Easton or ProMed, as the case may be (in which case, the applicable Co-Lead Investor may designate another nominee). SF Capital Partners hereby agrees that in any election of directors selected by the holders of Preferred Stock in accordance with the right of holders of Preferred Stock as a class to elect two directors pursuant to Section (d) of the Designations (should the request required by such Section (d) be made so as to make such right operative), to not oppose any nominees of the Co-Lead Investors, and as to any such vote relative to a board seat for which a nominee of a Co-Lead Investor stands for election by the holders of Preferred Stock as a class, to abstain from voting thereon. Prior to election of a Co-Lead Investor's nominee to the Board of Directors and not in addition to any such election, the Co-Lead Investors shall each be entitled to designate one individual, who shall initially be Frank Garcia for Easton and David Musket for ProMed for so long as such individuals are employed by their respective Co-Lead Investor and, in the event Mr. Garcia or Mr. Musket shall no longer be employed by his respective Co-Lead Investor for any reason, such other employee of the applicable Co-Lead Investor as the applicable Co-Lead Investor shall specify in writing to the Company, to attend and observe all regular and special meetings of the Board of Directors of the Company (and all Committees thereof), to receive notice of such regular and special meetings in the same manner as members of the Board of Directors of the Company, and to receive copies of any materials sent by the Company to members of the Board of Directors of the Company (or Committees thereof) in connection with such meetings. A Co-Lead Investor's respective rights provided for in the immediately preceding sentence shall terminate on the earliest date that such Co-Lead Investor ceases to own (assuming conversion of all shares of Preferred Stock held by such Co-Lead Investor as of any date of determination into Common Stock in accordance with Section (c) of the Designations) a number of shares of Common Stock equal to at least one-half (1/2) of the number of shares of Common Stock that could be obtained by such Co-Lead Investor immediately following the Closing upon conversion in full of all Preferred Stock owned by such Holder immediately following the Closing (such number subject to proportionate adjustment for stock splits, stock dividends and the like occurring subsequent to the Closing). The respective rights of the Co-Lead Investors and their respective designees set forth in this Section 4.2 are subject to the Co-Lead Investors and any designees of the Co-Lead Investors executing a Confidentiality and Non-Disclosure Agreement, in form and substance satisfactory to the Company, in which the Co-Lead Investors and any of their respective designees agree not to disclose or use for their own benefit non-public information regarding the Company.

SECTION 5.

Representations and Warranties of the Purchasers

Each Purchaser, severally and not jointly, hereby represents and warrants to the Company with respect to the purchase of Preferred Shares by such Purchaser and issuance of Warrants, Conversion Shares and Warrant Shares to such Purchaser as follows:

5.1. Experience. Such Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that such Purchaser is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.

5.2. Investment Intent. Such Purchaser is acquiring the Preferred Shares, the Warrants, the Warrant Shares and the Conversion Shares to be acquired by it hereunder for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. Such Purchaser understands that the Preferred Shares to be purchased by it and the Warrants to be issued to it (and any Conversion Shares or Warrant Shares that may be issued to it pursuant to the Preferred Shares or the Warrants) have not been registered under the Securities Act by reason of the exemption from the registration provisions of the Securities Act contained in Rule 506 of Regulation D and Section 4(2) of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser's representations as expressed herein. The Company will rely upon the accuracy and truthfulness of, the representations made by each Purchaser set forth in this Section 5 and each Purchaser hereby consents to such reliance on the representations made by it hereunder.

5.3. Accredited Investor. Such Purchaser is a "qualified institutional buyer," as that term is defined in Rule 144A of the Securities Act, or an "accredited investor," as that term is defined in Regulation D promulgated pursuant to the Securities Act.

5.4. Rule 144. Such Purchaser acknowledges that the Preferred Shares and the Warrants, and the Conversion Shares and the Warrant Shares, must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. Such Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the securities, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and fully paid for the security to be sold, the sale being effected through a "broker's transaction" or in transaction directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations.

5.5. Access to Information. Such Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with its management. It has also had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. Such Purchaser understands that such discussions, as well as any written information issued by the Company, were intended to describe certain aspects of the Company's business and prospects. Such Purchaser acknowledges and understands that, in the course of such discussions, it may have been provided access to material, non-public information concerning the Company. Further, such Purchaser acknowledges and understands the fact that the Company is seeking to effect the private placement of the Preferred Shares and the Warrants is material non-public information and disclosure of such information or use of such information by the Purchasers or anyone receiving such information from the Purchasers in connection with the purchase, sale or trade of the Company's securities (other than use by the Purchasers in acquiring the Preferred Shares and the Warrants), or any hedging, derivative or similar transactions or activities involving the Company's securities, is unlawful and constitutes a violation of securities laws. Nothing contained in this Section 5.5 modifies, amends or affects each Purchaser's right to rely on the Company's representations and warranties contained in Section 3 above.

5.6. Organization; Authorization. Such Purchaser is a corporation or a limited duration company or a limited liability company or limited partnership or a business trust or other entity duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization or formation, as the case may be, with the requisite power and authority, corporate or otherwise, to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations under this Agreement and the Registration Rights Agreement. The purchase by such Purchaser of the Preferred Shares and the acquisition of the Warrants hereunder has been duly authorized by all necessary action on the part of such Purchaser. This Agreement and the Registration Rights Agreement when executed and delivered by such Purchaser will each constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

5.7. Brokers or Finders. The Company has not, and will not, incur, directly or indirectly, as a result of any action taken alone by such Purchaser, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement.

5.8. Legend. Such Purchaser understands that each of the Preferred Shares, the Warrants and the certificates evidencing any Conversion Shares or Warrant Shares, will bear the following legend until such time as such securities are registered under the Securities Act and sold pursuant to such registration: "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

In addition, the Purchasers acknowledge that each Preferred Share, each Warrant and each certificate for Conversion Shares or Warrant Shares, shall bear any additional legend required by any other applicable state securities or "blue sky" laws.

The Company's transfer agent and registrar will maintain stop transfer instructions on record for the shares of Common Stock to be issued upon conversion of Preferred Shares or exercise of Warrants, until it has been notified by the Company, upon the advice of counsel, that such instructions may be waived. Such stop transfer instructions will limit the method of sale of such shares of Common Stock, consistent with Rule 144 or other available exemptions from registration under the Securities Act. Any transfers other than pursuant to Rule 144 will require an opinion of counsel satisfactory to the Company and its counsel prior to such transfers.

5.9. Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency or authority has passed upon or made any recommendation or endorsement of the Preferred Shares, the Warrants, the Conversion Shares or the Warrant Shares

5.10. No Intent to Effect a Change of Control. Such Purchaser has no present intent to change or influence the control of the Company within the meaning of Rule 13d-1 of the Securities Exchange Act of 1934, as amended.

5.11. Residency. Such Purchaser is a resident of the jurisdiction set forth in the address below such Purchaser's name on Schedule 1 hereto.

SECTION 6.

Conditions to Closing of Purchasers

The obligations of the Purchasers to purchase the Preferred Shares at the Closing is, at the option of the Purchasers, subject to the fulfillment of the following conditions:

6.1. Representations and Warranties Correct. The representations and warranties made by the Company herein shall be true and correct in all material respects as of the date when made and as of the Closing.

6.2. Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing shall have been performed or complied with in all material respects.

6.3. No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, endorsed or threatened or is pending by or before any court or governmental authority of competent jurisdiction which prohibits or threatens to prohibit the consummation of any of the transactions contemplated by the Transaction Documents.

6.4. Adverse Changes. Since the date of the financial statements included in the Company's Quarterly Report on Form 10-Q, Annual Report on Form 10-K, or latest Current Report on Form 8-K, whichever is more recent, last filed prior to the date of this Agreement, no event which has had or could reasonably be expected to have a Material Adverse Effect or a material adverse effect on the execution and delivery of, and the performance and compliance with, the Transaction Documents shall have occurred.

6.5. Litigation. No action, proceeding or litigation shall have been instituted or threatened against the Company which could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect or a material adverse effect on the execution and delivery of, and the performance and compliance with, the Transaction Documents.

6.6. Change of Control. No Change of Control shall have occurred between the date hereof and the Closing. As used herein, "Change of Control" means the occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act), other than the Purchasers or any of their affiliates, of in excess of 50% of the voting securities of the Company, (ii) a replacement of more than one-half of the members of the Company's Board of Directors that is not approved by a majority of those individuals who are members of the Board of Directors on the date hereof, or their duly elected successors who are directors immediately prior to such transaction, in one or a series of related transactions, (iii) the merger of the Company with or into another Person, unless the holders of the Company's securities immediately prior to the merger continue to hold at least 51% of such securities following such transaction, (iv) the consolidation or sale of all or substantially all of the assets of the Company in one or a series of related transactions or (v) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in clauses (i), (ii), (iii) or (iv).

6.7. Certificate of Incorporation. The Company shall have delivered to each of the Purchasers a copy of a certificate evidencing the incorporation and good standing of the Company in Delaware issued by the Secretary of State of Delaware as of a date within five (5) business days of the Closing. The Company shall have delivered to each of the Purchasers a copy of its Certificate of Incorporation as certified by the Secretary of State of the State of Delaware within five (5) business days of the Closing (which shall include an amendment adding thereto the Certificate of Designations for the Series A Convertible Preferred Stock). The Company shall have delivered to each of the Purchasers a copy of a certificate evidencing the qualification and good standing of the Company in the State of Georgia as a foreign corporation within ten (10) days of the Closing.

6.8. Compliance Certificate. Should the Closing occur as of a date other than the date of this Agreement, the Company shall have delivered to the Purchaser a certificate of the Company executed by the President of the Company, dated as of the Closing certifying to the fulfillment of the conditions specified in Section 6 of this Agreement.

6.9. Secretary's Certificate. The Company shall have delivered to the Purchaser a certificate of the Company executed by the Secretary of the Company, dated as of the Closing, certifying (i) resolutions adopted by the Board of Directors of the Company authorizing the execution of the Transaction Documents and the transactions contemplated hereby; (ii) the Certificate of Incorporation and Bylaws of the Company, each as amended, and copies of the third party consents, approvals and filings, if any, required in connection with the consummation of the transactions contemplated by the Transaction Documents; and (iii) such other documents relating to the transactions contemplated by the Transaction Documents.

6.10. Registration Rights Agreement. The Company shall have executed, entered into and delivered the Registration Rights Agreement, a form of which is attached hereto as Exhibit C.

6.11. Opinion of Company Counsel. The Purchasers shall have received an opinion from legal counsel for the Company, dated as of the Closing Date, in customary form.

6.12. Execution and Delivery of the Warrants. The Company shall have executed and delivered to the Purchasers the Warrants to be issued by the Company pursuant to Section 1.3 of this Agreement.

6.13. Small Business Administration Forms. The Company shall have delivered to each Purchaser who is a Small Business Administration ("SBA") licensee a Size Status Declaration on SBA Form 480, an Assurance of Compliance on SBA Form 652, and such information as is necessary for the preparation of Parts A and B of a Portfolio Financing Report on SBA Form 1031.

6.14. Minimum Purchase Condition. The Purchasers shall have collectively subscribed for shares of Preferred Stock hereunder having an aggregate Purchase Price of not less than Seven Million Dollars ($7,000,000.00).

SECTION 7.

Conditions to Closing of Company

The Company's obligation to sell and issue the Preferred Shares, and to issue the Warrants, at the Closing is, at the option of the Company, subject to the fulfillment as of the Closing of the following conditions:

7.1. Representations and Warranties Correct. The representations and warranties made by the Purchasers herein shall be true and correct when made, and shall be true and correct on the date made and on the Closing.

7.2. Certificate of Designations. The Designations shall have been filed with the Delaware Secretary of State.

7.3. Legal Matters. All material matters of a legal nature which pertain to this Agreement, and the transactions contemplated hereby, shall have been reasonably approved by counsel to the Company.

7.4. Covenants. Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by such Purchaser at or before the Closing.

7.5. Litigation. No action, proceeding or litigation shall have been instituted or threatened against the Company which could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect or a material adverse effect on the execution and delivery of, and the performance and compliance with, the Transaction Documents.

7.6. Change of Control. No Change of Control of the Company shall have occurred between the date hereof and the Closing.

7.7. No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, endorsed, threatened or pending by or before any court or governmental authority of competent jurisdiction which prohibits or threatens to prohibit the consummation of any of the transactions contemplated by the Transaction Documents.

SECTION 8.

Miscellaneous

8.1. Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of Georgia as applied to agreements entered into among Georgia residents to be performed entirely within Georgia, without reference to the principles of conflict of laws under Georgia law.

8.2. Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchasers and the closing of the transactions contemplated hereby.

8.3. Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, provided, however, that the rights of the Purchasers to purchase the Preferred Shares and Warrants shall not be assignable without the consent of the Company.

8.4. Entire Agreement; Amendment. This Agreement, the Preferred Shares, the Warrants and the Registration Rights Agreement constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that holders of a majority in aggregate principal amount of the Preferred Shares issued or purchasable hereunder may, with the Company's prior written consent, waive, modify or amend on behalf of the Purchasers, any provision hereof; provided, further, however, that no waiver, modification or amendment of either Easton's or ProMed's rights set forth in Section 4.2 hereof shall be effective without the prior written consent of Easton or ProMed, as the case may be.

8.5. Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or by facsimile transmission, or otherwise delivered by hand or by messenger, addressed (a) if to any Purchaser, at the Purchaser's address set forth on Schedule 1, or at such other address as such Purchaser shall have furnished to the Company in writing, or (b) if to any other holder of any Preferred Shares, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Preferred Shares who has so furnished an address to the Company, or (c) if to the Company, one copy should be sent to its address set forth on the cover page of this Agreement and addressed to the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to the Purchasers.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or if by facsimile transmission, as indicated by the facsimile imprint date.

8.6. Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any Purchaser, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Purchaser nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Purchaser of any breach or default under this Agreement, or any waiver on the part of any Purchaser of any provisions or conditions of this agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Purchaser, shall be cumulative and not alternative.

8.7. Georgia Legend. Each Purchaser acknowledges that each certificate shall bear the following legend: THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH 13 OF CODE SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

8.8. Further Legend. Each Purchaser acknowledges that each certificate shall bear the following legend: "THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS A STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS, AND SERIES WITHIN A CLASS, OF CAPITAL STOCK OF THE CORPORATION AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH SERIES (AND THE AUTHORITY OF THE CORPORATION'S BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES)."

8.9. Expenses. The Company and each of the Purchasers shall each bear their own legal and other expenses with respect to this Agreement. Notwithstanding the foregoing, at the Closing, the Company shall reimburse Easton for its expenses actually and reasonably incurred in connection with the transactions contemplated hereby, in an aggregate amount not to exceed $7,000.

8.10. Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

8.11. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

8.12. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

8.13. No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto, and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

8.14. Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser hereunder are several and not joint with the obligations of the other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at the Closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of Person, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of the Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

8.15. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

IN WITNESS WHEREOF, the undersigned, thereunto duly authorized, have executed this Agreement as of the date first set forth above.

SPECTRX, INC.

By:  ___________________________________
Name:  ___________________________________
Title:  ___________________________________

PURCHASERS:  ___________________________________

OTAPE INVESTMENTS, LLC

By:  ___________________________________
Name:  ___________________________________
Title:  ___________________________________

DOLPHIN OFFSHORE PARTNERS, LP

By:  ___________________________________
Name:  ___________________________________
Title:  ___________________________________

Pamela Kaweske

BAFFLES S.A.

By:  ___________________________________
Name:  ___________________________________
Title:  ___________________________________

HYTEK INTERNATIONAL, LTD.

By:  ___________________________________
Name:  ___________________________________
Title:  ___________________________________

SEGOES TRUST

By:  ___________________________________
Name:  ___________________________________
Title:  ___________________________________

SF CAPITAL PARTNERS

By:  ___________________________________
Name:  ___________________________________
Title:  ___________________________________

BRISTOL INVESTMENT FUND, LTD.

By:  ___________________________________
Name:  ___________________________________
Title:  ___________________________________

EASTON HUNT CAPITAL PARTNERS

By:  ___________________________________
Name:  ___________________________________
Title:  ___________________________________

PROMED PARTNERS, LP

By:  ___________________________________
Name:  ___________________________________
Title:  ___________________________________

PROMED PARTNERS II, LP

By:  ___________________________________
Name:  ___________________________________
Title:  ___________________________________

PROMED OFFSHORE FUND, LTD.

By:  ___________________________________
Name:  ___________________________________
Title:  ___________________________________

SAGAMORE HILL HUB FUND, LTD.

By:  ___________________________________
Name:  ___________________________________
Title:  ___________________________________

ALPHA CAPITAL AG

By:  ___________________________________
Name:  ___________________________________
Title:  ___________________________________

___________________________________
Paul Scharfer

___________________________________
David Musket

___________________________________
John Imhoff

___________________________________
Susan Imhoff

___________________________________
Dolores Maloof

___________________________________
Keith Ignotz

___________________________________
Mark Samuels

KENSINGTON PARTNERS, L.P.

By:  ___________________________________

Name:  ___________________________________

Title:  ___________________________________

BALD EAGLE FUND, LTD.

By:  ___________________________________

Name:  ___________________________________

Title:  ___________________________________

___________________________________
Douglas Schmidt

NORTH SOUND LEGACY FUND, LLC

By:  ___________________________________

Name:  ___________________________________

Title:  ___________________________________

NORTH SOUND LEGACY INSTITUTIONAL FUND, LLC

By:  ___________________________________

Name:  ___________________________________

Title:  ___________________________________

NORTH SOUND LEGACY INTERNATIONAL LTD.

By:  ___________________________________

Name:  ___________________________________

Title:  ___________________________________

SDS CAPITAL GROUP SPC, LTD

By:  ___________________________________

Name:  ___________________________________

Title:  ___________________________________

Schedule 1

to Securities Purchase Agreement
dated March 26, 2004
Purchaser	Purchase Price	Preferred Shares	Warrants
			@$1.65	@$2.25
Dolphin Offshore Partners, LP 129 E. 17th Street, 2nd Fl. New York, NY 10003 Ph: (212) 982-5071 Fax: (212) 202-3817	$1,000,005	66,667	333,335	333,335
ProMed Partners, LP 125 Cambridgepark Dr. Cambridge, MA 02140 Ph: (617) 441-0259 Fax: (617) 441-0855	634,110	42,274	211,370	211,370
ProMed Partners II, LP 125 Cambridgepark Dr. Cambridge, MA 02140 Ph: (617) 441-0259 Fax: (617) 441-0855	113,910	7,594	37,970	37,970
ProMed Offshore Fund, Ltd. 125 Cambridgepark Dr. Cambridge, MA 02140 Ph: (617) 441-0259 Fax: (617) 441-0855	102,000	6,800	34,000	34,000
Bristol Investment Fund, Ltd. 6363 Sunset Blvd., 5th Floor Hollywood, CA 90028 Ph: (323) 769-2493 Fax: (323) 468-8307	400,005	26,667	133,335	133,335
Pamela Kaweske Whitehall House, 3rd Fl. 238 N. Church St. George Town, Grand Cayman Cayman Islands Ph: (345) 949-5900 Fax: (345) 945-7046	60,000	4,000	20,000	20,000
Baffles S.A. Whitehall House, 3rd Fl. 238 N. Church St. George Town, Grand Cayman Cayman Islands Ph: (345) 949-5900 Fax: (345) 945-7046	60,000	4,000	20,000	20,000
Hytek International, Ltd. Whitehall House, 3rd Fl. 238 N. Church St. George Town, Grand Cayman Cayman Islands Ph: (345) 949-5900 Fax: (345) 945-7046	42,000	2,800	14,000	14,000
SEGOES Trust Whitehall House, 3rd Fl. 238 N. Church St. George Town, Grand Cayman Cayman Islands Ph: (345) 949-5900 Fax: (345) 945-7046	78,000	5,200	26,000	26,000
SF Capital Partners 3600 South Lake Drive St. Francis, WI 53235 Ph: (414) 294-7016 Fax: (414) 294-4416	439,995	29,333	146,665	146,665
OTAPE Investments, LLC One Manhattanville Rd. Purchase, NY 10577 Ph: (914) 694-5800 Fax: (914) 694-6342	100,005	6,667	33,335	33,335
Easton Hunt Capital Partners SBS Tower, Suite 750 2601 South Bay Shore Drive Miami, FL 31333 Ph: (305) 361-6479 Fax: (305) 284-0277	1,249,995	83,333	416,665	416,665
North Sound Legacy Fund LLC 53 Forest Avenue Old Greenwich, CT 06870 Ph: (203) 967-5880 Fax: (___) ___-____	15,000	1,000	5,000	5,000
North Sound Legacy Institutional Fund LLC 53 Forest Avenue Old Greenwich, CT 06870 Ph: (203) 967-5880 Fax: (___) ___-____	165,000	11,000	55,000	55,000
North Sound Legacy International Ltd. 53 Forest Avenue Old Greenwich, CT 06870 Ph: (203) 967-5880 Fax: (___) ___-____	319,995	21,333	106,665	106,665
SDS Capital Group SPC Ltd. 53 Forest Avenue Old Greenwich, CT 06870 Ph: (203) 967-5880 Fax: (___) ___-____	250,005	16,667	83,335	83,335
Sagamore Hill Hub Fund, Ltd. 10 Glenville Street Greenwich, CT 06831 Ph: (203) 532-7557 Fax: (203) 422-7214	499,995	33,333	166,665	166,665
Alpha Capital AG 160 Central Park West New York, NY 10019 Ph: (212) 586-8224 Fax: (212) 586-8244	199,995	13,333	66,665	66,665
Paul Scharfer 237 Park Avenue, 9th Floor New York, NY 10017 Ph: (212) 692-3684 Fax: (212) 692-3627	250,005	16,667	83,335	83,335
David Musket 125 Cambridgepark Drive Cambridge, MA 02140 Ph: (617) 441-0259 Fax: (617) 441-0855	150,000	10,000	50,000	50,000
John Imhoff* Cottage 441, 55 Rutledge Land Sea Island, GA 31561 Ph: (912) 634-9868 Fax: (912) 267-0545	499,995	33,333	166,665	166,665
Susan Imhoff* Cottage 441, 55 Rutledge Land Sea Island, GA 31561 Ph: (912) 634-9868 Fax: (912) 267-0545	49,995	3,333	16,665	16,665
Dolores Maloof* 2669 Mercedes Drive Atlanta, GA 30345 Ph: (770) 901-5443 Fax: (___) ___-____	250,005	16,667	83,335	83,335
Keith Ignotz* 3151 Willow Green Court Duluth, GA 30096 Ph: (678) 957-1003 Fax: (770) 242-3178	100,005	6,667	33,335	33,335
Mark Samuels* 440 Missendell Lane Norcross, GA 30092 Ph: (770) 242-1924 Fax: (770) 242-3178	100,005	6,667	33,335	33,335
Kensington Partners, L.P. 200 Park Avenue, Suite 3900 New York, NY 10166	142,920	9,528	47,640	47,640
Bald Eagle Fund, Ltd. 200 Park Avenue, Suite 3900 New York, NY 10166	7,080	472	2,360	2,360
Douglas Schmidt 6 West 75th Street, #5a New York, NY 10023	50,010	3,334	16,670	16,670
	$7,330,035	488,669	2,443,345	2,443,345

* To pay Purchase Price by delivery of Bridge Note, per the provisions of Section 1.2.